SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment #1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 5, 2003
MANDALAY RESORT GROUP (Exact Name of Registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	1-8570 (Commission File Number)	88-0121916 (IRS Employer Identification No.)
3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119 (Address of Principal Executive Offices)
Registrant's telephone number, including area code (702) 632-6700

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION INCLUDED IN THIS REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        Exhibits

4.1*	Second Amendment Agreement, dated February 5, 2003, to the Revolving Loan Agreement and Term Loan Agreement, both dated August 22, 2001, by and among Mandalay Resort Group, the banks named therein and Bank of America, N.A. as administrative agent.
99.1*	Consolidated Financial Statements and related Independent Auditors' Report.
99.2	Independent Auditors' Report of KPMG LLP with respect to their audits of Detroit Entertainment L.L.C.

*
This exhibit was included in the original filing.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MANDALAY RESORT GROUP
Dated: February 11, 2003	By:	/s/ GLENN SCHAEFFER Glenn Schaeffer President, Chief Financial Officer and Treasurer

Index to Exhibits

No.	Description
4.1*	Second Amendment Agreement, dated February 5, 2003, to the Revolving Loan Agreement and Term Loan Agreement, both dated August 22, 2001, by and among Mandalay Resort Group, the banks named therein and Bank of America, N.A. as administrative agent.
99.1*	Consolidated Financial Statements and related Independent Auditors' Report.
99.2	Independent Auditors' Report of KPMG LLP with respect to their audits of Detroit Entertainment L.L.C.

*
This exhibit was included in the original filing.